UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2014 (November 13, 2014)

TYCO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of incorporation)	(IRS Employer Identification No.)

001-13836

(Commission File Number)

Unit 1202 Building 1000, City Gate

Mahon, Cork, Ireland

(Address of Principal Executive Offices, including Zip Code)

353-21-423-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BACKGROUND

On November 17, 2014, Tyco International Ltd., a corporation organized under the laws of Switzerland (“Tyco Switzerland”), completed its change of jurisdiction of incorporation from Switzerland to Ireland by merging (the “Merger”) with and into its subsidiary, Tyco International plc, a public limited company incorporated under the laws of Ireland (“Tyco Ireland”, “we”, “us” or “our”). The change in place of incorporation was effected pursuant to the previously announced Merger Agreement, dated as of May 30, 2014, between Tyco Switzerland and Tyco Ireland (the “Merger Agreement”). As a result of the Merger, Tyco Ireland is the successor issuer to Tyco Switzerland and has succeeded to the attributes of Tyco Switzerland as the registrant.

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

In connection with the Merger, Tyco Ireland entered into an Assumption and Accession Agreement, dated as of November 17, 2014 (the “Accession Agreement”), to acknowledge that, effective upon the Merger, Tyco Ireland (a) assumed all obligations of Tyco Switzerland under the Five Year Senior Unsecured Credit Agreement dated as of June 22, 2012, among Tyco International Finance S.A., a Luxembourg public limited company (“TIFSA”), Tyco Switzerland, the lenders party thereto and Citibank, N.A., as administrative agent, as amended (the “Credit Agreement”), and (b) agreed to perform all of the obligations of the guarantor under the Credit Agreement.

The foregoing is only a summary of the terms of the Accession Agreement and is qualified in its entirety by reference to the Accession Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indentures

In connection with the Merger, TIFSA, Tyco Switzerland, Tyco Ireland, Tyco Fire & Security Finance S.C.A., a Luxembourg corporate partnership limited by shares (“Tyco Luxembourg”) and Deutsche Bank Trust Company Americas entered into a Supplemental Indenture 2014-1 to the 1998 Indenture (the “Supplemental Indenture 2014-1 to the 2009 Indenture”), to supplement and amend the Indenture, dated as of January 9, 2009, among TIFSA, Tyco Switzerland and Deutsche Bank Trust Company Americas, as amended (the “2009 Indenture”), to provide that, effective November 17, 2014, Tyco Luxembourg assumed Tyco Switzerland’s obligations as a guarantor under the 2009 Indenture, Tyco Ireland was added as an additional guarantor and Tyco Switzerland was discharged from its obligations under the 2009 Indenture.

Additionally, in connection with the Merger, TIFSA, Tyco Switzerland, Tyco Ireland, Tyco Luxembourg and Wilmington Trust Company entered into a Supplemental Indenture 2014-1 to the 2009 Indenture (the “Supplemental Indenture 2014-1 to the 1998 Indenture” and together with the Supplemental Indenture 2014-1 to the 2009 Indenture, the “supplemental indentures”), to supplement and amend the Indenture, dated as of June 9, 1998, among TIFSA, Tyco Switzerland and Wilmington Trust Company, as amended (the “1998 Indenture”), to provide that, effective November 17, 2014, Tyco Luxembourg assumed Tyco Switzerland’s obligations as an issuer and a guarantor under the 1998 Indenture, Tyco Ireland was added as an additional guarantor and Tyco Switzerland was discharged from its obligations under the 1998 Indenture. TIFSA, Tyco Luxembourg, Tyco Ireland and Wilmington Trust Company also executed replacement notes to evidence the aforementioned succession, additional guarantors and discharge.

The foregoing is only a summary of the terms of the Supplemental Indenture 2014-1 to 2009 Indenture and the Supplemental Indenture 2014-1 to 1998 Indenture and is qualified in its entirety by reference to such Supplemental Indentures which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Director, Secretary and Officer Indemnification Agreements

At the effective time of the Merger (the “Effective Time”), Tyco Ireland entered into a Deed of Indemnification (the “Tyco Ireland Indemnification Agreement”) with each of its directors, secretary and executive officers (the “Covered Persons”). In addition, Tyco Fire & Security (US) Management, Inc., a Nevada corporation that became a subsidiary of Tyco Ireland at the Effective Time (“Tyco Management”), entered an Indemnification Agreement with each of the Covered Persons (the “Tyco Management Indemnification Agreement,” and, together with the Tyco Ireland Indemnification Agreement, the “Indemnification Agreements”).

The Tyco Ireland Indemnification Agreement provides that if a Covered Person was, is or becomes a party to, or witness or other participant in, or is threatened to be made a party to, witness or other participant in, or is involved in a proceeding by reason of being a director, secretary, officer or employee of Tyco Ireland or while a director, secretary or officer of Tyco Ireland is or was serving at the request of Tyco Ireland or an affiliate of Tyco Ireland as a director, officer, secretary, employee, trustee, agent or fiduciary of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or trust, then Tyco Ireland will indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by law. The Tyco Management Indemnification Agreement provides that if a Covered Person was, is or becomes a party to, or witness or other participant in, or is threatened to be made a party to, witness or other participant in, or is involved in a proceeding by reason of being a director, secretary, officer or employee of Tyco Ireland or while a director or secretary of Tyco Ireland is or was serving at the request of Tyco Management as a director, officer, secretary, employee, trustee, agent or fiduciary of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or trust, then Tyco Management will indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by law. A Covered Person will not be entitled to indemnification in connection with a proceeding initiated by a Covered Person against Tyco Ireland except in certain circumstances set forth in the Indemnification Agreements. Under the Tyco Management Indemnification Agreement, the Covered Person will be entitled to advancement of reimbursement by Tyco Management of expenses upon receipt by Tyco Management of an undertaking by the Covered Person to repay all amounts paid or reimbursed by Tyco Management if it is ultimately determined that such criteria for indemnification have not been satisfied. The Indemnification Agreements also provide for Tyco Ireland to consider whether to make the advancement of reimbursement to the Covered Person in respect of the relevant liability. No indemnification will be paid pursuant to the Indemnification Agreements (1) on account of any proceeding in which judgment is rendered against a Covered Person for an accounting of profits from the purchase or sale of securities of Tyco Ireland pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (2) if a court finally determines that the indemnification is not permitted under applicable law, or (3) on account of any proceeding pursuant to which the Covered Person has been convicted of a crime constituting a felony, or (4) on account of any proceedings brought by Tyco Ireland or any of its subsidiaries against the Covered Person.

The foregoing is a summary of the terms of the Indemnification Agreements and is qualified in its entirety by reference to the form of Deed of Indemnification and the form of Indemnification Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above under the headings “Credit Agreement” and “Supplemental Indentures” is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

At the Effective Time, Andrea Goodrich, Mark O’Donoghue and Donal Sullivan resigned as directors of Tyco Ireland.

Appointment of Directors

Pursuant to the terms of the Merger Agreement, effective at the Effective Time, the members of the board of directors of Tyco Switzerland prior to the Merger were appointed as Tyco Ireland’s board of directors. George R. Oliver, Edward D. Breen, Herman E. Bulls, Michael E. Daniels, Frank M. Drendel, Brian Duperreault, Rajiv L. Gupta, Brendan R. O’Neill, Jürgen Tinggren, Sandra S. Wijnberg and R. David Yost have been appointed as directors of Tyco Ireland, whose terms each expire at the 2015 annual general meeting of shareholders.

Effective with his appointment to the board of directors, Edward D. Breen will serve as chairman of the board. The Audit Committee of the Tyco Ireland board of directors is comprised of Mr. O’Neill, as chair, Mr. Daniels and Mr. Tinggren; the Compensation & Human Resources Committee of the Tyco Ireland board of directors is comprised of Mr. Gupta, as chair, Ms. Wijnberg and Mr. Yost; and the Nominating & Governance Committee of the Tyco Ireland board of directors is comprised of Mr. Duperreault, as chair, Mr. Bulls and Mr. Drendel.

Biographical information concerning each of Tyco Ireland’s directors can be found in Tyco Switzerland’s definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on January 10, 2014 under the caption “Proposal Number Three – Election of Directors” and is incorporated by reference herein.

Compensation of Tyco Ireland Non-Employee Directors

Following the Effective Time, the compensation of the Tyco Ireland directors remains identical to the compensation of the Tyco Switzerland directors prior to the Effective Time. Information concerning the compensation of the Tyco Switzerland non-employee directors can be found in Tyco Switzerland’s definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on January 10, 2014 under the caption “Compensation of Non-Employee Directors” and is incorporated by reference herein.

Resignation of Officers

On November 13, 2014, Mr. Brian L. McDonald resigned from his position as Executive Vice President and Chief Operating Officer, Installation and Services of the Company to pursue other interests. Mr. McDonald’s resignation is effective as of November 21, 2014.

Appointment of Officers

Pursuant to the terms of the Merger Agreement, effective at the Effective Time, the executive officers of Tyco Switzerland prior to the Merger were appointed as the executive officers of Tyco Ireland immediately following the Merger. The name and current position of the each of the executive officers of Tyco Ireland are as follows:

Name	Current Position
George R. Oliver	Chief Executive Officer
Arun Nayar	Executive Vice President and Chief Financial Officer
Madeleine G. Barber	Senior Vice President and Chief Tax Officer
Lawrence B. Costello	Executive Vice President and Chief Human Resources Officer
Judith A. Reinsdorf	Executive Vice President and General Counsel

Biographical information concerning each of Tyco Ireland’s executive officers can be found in Tyco Switzerland’s definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on January 10, 2014 under the caption “Executive Officers” and is incorporated by reference herein. Additionally, Sam Eldessouky, Senior Vice President, Controller and Chief Accounting Officer, is Tyco Ireland’s principal accounting officer as of the Effective Time.

Compensation of Tyco Ireland Executive Officers

Following the Effective Time, the compensation of the Tyco Ireland executive officers remains identical to the compensation of the Tyco Switzerland executive officers prior to the Effective Time. Information concerning the compensation of Tyco Switzerland’s named executive officers is included in the definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on January 10, 2014 under the caption “Compensation Discussion & Analysis” and is incorporated by reference herein.

Assumption of Equity Incentive Plans

At the Effective Time, Tyco Ireland assumed the obligations of Tyco Switzerland under certain equity plans, including, amended as appropriate to reflect the Merger: the Tyco International Public Limited Company 2004 Share and Incentive Plan (the “2004 Plan”) and the Tyco International Public Limited Company 2012 Share and Incentive Plan (the “2012 Plan”). The 2004 Plan and the 2012 Plan are incentive compensation plans under which Tyco Switzerland has made equity-based and other incentive awards to certain of its executives, including its named executive officers. Tyco Ireland may make future equity-based and other incentive awards under the 2012 Plan to certain of its executives, including its named executive officers, but no new awards may be made under the 2004 Plan.

Tyco Ireland also assumed all outstanding awards under the 2004 Plan and the 2012 Plan. All such equity-based awards relating to Tyco Switzerland common shares were converted on a one-for-one basis to relate to Ordinary Shares of Tyco Ireland following the Merger.

Copies of the 2004 Plan and the 2012 Plan as amended to reflect their adoption and assumption by Tyco Ireland are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Amendment of Nonqualified Deferred Compensation Plan

In connection with the consummation of the Merger, Tyco Ireland amended and restated the Tyco Supplemental Savings and Retirement Plan, a nonqualified deferred compensation plan in which certain employees, including named executive officers of Tyco Switzerland, were eligible to participate, to reflect the effect of the Merger. A copy of this plan as amended and restated is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment of Change in Control and Severance Benefits

In connection with the consummation of the Merger, Tyco Ireland amended and restated each of the Change in Control Severance Plan for Certain U.S. Officers and Executives and the Tyco International (US) Inc. Severance Plan for U.S. Officers and Executives Plan, which provide severance benefits for Tyco Ireland’s executive officers following the Effective Time. Copies of these plans as amended and restated are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Upon the effectiveness of the Merger, Tyco’s CUSIP number changed to G91442106.

Item 8.01	Other Events

On November 17, 2014, Tyco Ireland issued the attached press release. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Assumption and Accession Agreement, dated as of November 17, 2014, by Tyco International plc.

4.2	Supplemental Indenture 2014-1 to the 2009 Indenture, dated as of November 17, 2014, among Tyco International Ltd., Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A. and Deutsche Bank Trust Company Americas.

4.3	Supplemental Indenture 2014-1 to the 1998 Indenture, dated as of November 17, 2014, among Tyco International Ltd., Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A. and Wilmington Trust Company (including forms of replacement notes).

10.1	Tyco Ireland Deed of Indemnification.

10.2	Tyco Fire & Security (US) Management, Inc. Indemnification Agreement.

10.3	Tyco International Public Limited Company 2004 Share and Incentive Plan.

10.4	Tyco International Public Limited Company 2012 Share and Incentive Plan.

10.5	Tyco Supplemental Savings and Retirement Plan.

10.6	Change in Control Severance Plan for Certain U.S. Officers and Executives.

10.7	Tyco International (US) Inc. Severance Plan for U.S. Officers and Executives Plan.

99.1	Tyco International plc Press Released dated November 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

By:	/s/ Andrea Goodrich
Andrea Goodrich
Vice President and Corporate Secretary

Date: November 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1	Assumption and Accession Agreement, dated as of November 17, 2014, by Tyco International plc.

4.2	Supplemental Indenture 2014-1 to the 2009 Indenture, dated as of November 17, 2014, among Tyco International Ltd., Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A. and Deutsche Bank Trust Company Americas.

4.3	Supplemental Indenture 2014-1 to the 1998 Indenture, dated as of November 17, 2014, among Tyco International Ltd., Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A. and Wilmington Trust Company (including forms of replacement notes).

10.1	Tyco Ireland Deed of Indemnification.

10.2	Tyco Fire & Security (US) Management, Inc. Indemnification Agreement.

10.3	Tyco International Public Limited Company 2004 Share and Incentive Plan.

10.4	Tyco International Public Limited Company 2012 Share and Incentive Plan.

10.5	Tyco Supplemental Savings and Retirement Plan.

10.6	Change in Control Severance Plan for Certain U.S. Officers and Executives.

10.7	Tyco International (US) Inc. Severance Plan for U.S. Officers and Executives Plan.

99.1	Tyco International plc Press Released dated November 17, 2014.